Legg Mason Tax Exempt Trust, Inc.

                Supplement to the Prospectus dated April 12, 2001

The following information supplements the information under the heading "Account Policies - Calculation of net asset value:" on Page 13 of the Prospectus:

         Although the New York Stock Exchange remains closed, shares of the fund may be purchased or redeemed on any weekday from September 13, 2001 until the reopening of the New York Stock Exchange, provided the Federal Reserve Banks remain open. Checkwriting privileges, purchase and redemption deadlines and pricing times will otherwise remain as stated in the prospectus. For more information, please call your Legg Mason Financial Advisor or Legg Mason Funds Investor Services at 1-800-822-5544.

              This Supplement is dated September 13, 2001